                                                                    EXHIBIT 23.3

                       CONSENT OF FISH & RICHARDSON P.C.

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of OraVax, Inc.

                                          FISH & RICHARDSON P.C.

Boston, Massachusetts

May 24, 1996